DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

Registration No. 811-07420
FORM N-SAR
Annual Period Ended March 31, 2017

SUB-ITEM 77B: Accountant?s report on internal control

Accountant's report on internal control, attached as Exhibit.

910001

WS: MFG_Philadelphia: 865847: v1